UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2004

PremierWest Bancorp
(Exact Name of Registrant as specified in its charter)

Oregon	333 - 96209	93-1282171
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

503 Airport Road, Medford, Oregon	97501
Address of Principal Executive Office	Zip Code

Registrant's telephone number including area code 541-618-6003

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01 Entry into a Material Definitive Agreement

2005 Executive Deferred Compensation Agreements

On December 27, 2004, PremierWest Bank, the registrant's primary subsidiary, entered into the 2005 Executive Deferred Compensation Agreements with the following four executive officers of the registrant and PremierWest Bank: John Anhorn, Richard Hieb, Tom Anderson, and Jim Earley. These agreements provide a nonqualified deferred compensation plan under which the executives may elect to defer compensation earned after January 1, 2005. John Anhorn and Richard Hieb currently may defer compensation under Executive Deferred Compensation Agreements dated August 9, 2002, amended July 29, 2004, and Tom Anderson and Jim Earley currently may defer compensation under Executive Deferred Compensation Agreements dated July 29, 2004. No further compensation will be deferred under these agreements after December 31, 2004.

The 2005 Executive Deferred Compensation Agreements are intended to ensure that compensation deferred after December 31, 2004 complies with the new Internal Revenue Code rules governing nonqualified deferred compensation adopted pursuant to the American Jobs Creation Act of 2004. Consistent with the terms of the prior deferred compensation agreements, the executives may elect to defer up to 75% of their base salary and bonus compensation on an annual basis. The deferred amount accrues interest prior to commencement of distributions to the executive at the rate equal to PremierWest Bank's annual return on equity for that year, with a maximum interest rate of 18% and a minimum interest rate of 7%. Following a change in control or commencement of distributions, interest will accrue at Prime Rate. If the executive retires after normal retirement age, distributions begin six months after retirement. If the executive's employment terminates earlier, distributions will begin the later of six months after termination of employment or following the executive's final receipt of severance benefit, if any. In the event of permanent disability or death, distributions will begin the following month. Distributions may also be made earlier in the event of an unforeseeable emergency, as permitted under the Internal Revenue Code rules.

Amendment to Supplemental Executive Retirement Plan Agreements

On December 27, 2004, PremierWest Bank amended the Executive Supplemental Retirement Plan Agreements dated July 29, 2004 between the bank and John Anhorn, Richard Hieb, Tom Anderson, and Jim Earley, respectively (the "SERP Agreements"). The amendments bring the SERP Agreements into compliance with the new Internal Revenue Code rules governing nonqualified deferred compensation by providing that distributions will not begin until six months after termination of employment and by including the Internal Revenue Code restrictions on changes in the form and timing of distributions.

Amendment to Employment Agreements

On December 27, 2004, the registrant amended the Employment Agreements dated July 29, 2004 by and among PremierWest Bancorp, PremierWest Bank and John Anhorn and Richard Hieb, respectively. The amendment, which is identical for both executives, extends the registrant's payment of health care insurance premiums for the executive and his spouse following the executive's retirement from 15 years, as previously written, to a life benefit. The executive and his spouse receive health insurance coverage substantially similar to that provided for registrant's or PremierWest Bank's employees until the eligible age for Medicare, after which time they will receive Medicare Supplemental Insurance until death. The amendment conforms the retiree health care benefit provided to these executives, who are also directors, to that provided for outside directors.

2005 Director Deferred Compensation Agreements

On December 27, 2004, PremierWest Bank entered into the 2005 Director Deferred Compensation Agreements with each of the outside directors of the registrant and PremierWest Bank. Under the terms of these agreements, after January 1, 2004, the director may defer receipt of any portion of the director's fees. The deferred amount accrues interest prior to commencement of distributions to the director at the rate equal to the PremierWest Bank's annual return on equity for that year, with a maximum interest rate of 18% and a minimum interest rate of 7%. Following a change in control or commencement of distributions, interest will accrue at Prime Rate. The deferred compensation will be distributed to the director starting six months after termination of the director's service or in the event of death or disability, the following month. Distributions may also be made earlier in the event of an unforeseeable emergency, as permitted under the Internal Revenue Code rules.

2

Continuing Benefits Agreements

On December 27, 2004, PremierWest Bank entered into Continuing Benefits Agreements with each of the outside directors of the registrant and PremierWest Bank. Under the terms of the agreements, during the director's service as a director, at the director's expense, the director, the director's spouse, and the director's dependents are entitled to participate in any group medical, dental, vision, and accidental death and dismemberment insurance policies generally available to the employees of the registrant or PremierWest Bank. The director is eligible for benefits following termination of service if certain requirements are met, including that the director has served a minimum of ten years (with credit for service as a director of an institution acquired by the registrant more than two years prior to resignation) or served a minimum of five years if a change in control has occurred. If the director is eligible for post-service benefits, the director and the director's spouse are entitled, at the bank's expense, to insurance coverage under the group insurance plans until age 65, at which time the person is entitled to a Medicare Supplemental Insurance coverage until death. If the director or the director's spouse declines participation in an insurance program or is not eligible under the insurance program to participate, the director or the director's spouse will receive the cash equivalent of the premium that would have been paid by the bank.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

10.1	2005 Executive Deferred Compensation Agreement dated December 27, 2004 by and between PremierWest Bank and John Anhorn.[1]

Amendment dated December 27, 2004 to Supplemental Executive Retirement Plan Agreement by and between PremierWest Bank and John Anhorn dated July 29, 2004. [2]

Amendment dated December 27, 2004 to Employment Agreement by and among PremierWest Bancorp, PremierWest Bank, and John Anhorn dated July 29, 2004.[3]

2005 Director Deferred Compensation Agreement dated December 27, 2004 by and between PremierWest Bank and Thomas Becker. [4]

Continuing Benefits Agreement dated December 27, 2004 by and between PremierWest Bank and Thomas Becker. [5]

[1] Substantially identical agreements dated December 27, 2004 were entered into by and between PremierWest Bank and the following executives: Richard Hieb, Tom Anderson and Jim Earley.

[2] Substantially identical amendments dated December 27, 2004 were entered into by and between PremierWest Bank and the following executives: Richard Hieb, Tom Anderson and Jim Earley.

3 A substantially identical amendment dated December 27, 2004 was entered into by and between PremierWest Bancorp, PremierWest Bank and Richard Hieb.

[4] Substantially identical agreements dated December 27, 2004 were entered into by and between PremierWest Bank and the following directors: John B. Dickerson, John A. Duke, Dennis N. Hoffbuhr, Patrick G. Huycke, Brian Pargeter, James L. Patterson, and Rickar D. Watkins.

[5] Substantially identical agreements dated December 27, 2004 were entered into by and between PremierWest Bank and the following directors: John B. Dickerson, John A. Duke, Dennis N. Hoffbuhr, Patrick G. Huycke, Brian Pargeter, James L. Patterson, and Rickar D. Watkins.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP
(Registrant)
Date: December 29, 2004	By:	/s/ Tom Anderson
Tom Anderson, Chief Financial Officer

4

EXHIBIT 10.1

PREMIERWEST BANK
2005 EXECUTIVE DEFERRED COMPENSATION AGREEMENT

     THIS AGREEMENT is made December 27, 2004 by and among PremierWest Bancorp, an Oregon corporation ("Bancorp"), PremierWest Bank, an Oregon-chartered bank (the "Bank"), and John L. Anhorn (the "Executive") and is effective as of January 1, 2005.

INTRODUCTION

     To encourage the Executive to remain an employee of the Bank, the Bank is willing to provide to the Executive a deferred compensation opportunity together with matching contributions by the Bank. The Bank will pay the Executive's benefits from the Bank's general assets. This Agreement will govern any deferral of compensation by the Executive after the effective date hereof.

AGREEMENT

The Executive and the Bank agree as follows:

Article 1
Definitions

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

      1.1 "Change in Control" means any of the following events occur -

(a) Merger. Bancorp merges into or consolidates with another corporation, or merges another corporation into Bancorp, and as a result less than 50% of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were the holders of Bancorp's voting securities immediately before the merger or consolidation. For purposes of this Agreement, the term "person" means an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or other entity,

(b) Acquisition of Significant Share Ownership. (1) a report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of Bancorp's voting securities, or (2) a person or persons acting in concert has or have become the beneficial owner of 10% or more of a class of Bancorp's voting securities and the person or the person's or group's nominee becomes the Chairman of the Board of Bancorp, but this paragraph (b) shall not apply to beneficial ownership of voting shares of Bancorp held in a fiduciary capacity by an entity in which Bancorp directly or indirectly beneficially owns 50% or more of the outstanding voting securities,

(c) Change in Board Composition, during any period of two consecutive years, individuals who constitute Bancorp's board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority thereof; provided, however, that - for purposes of this paragraph (c) - each director who is first elected by the board (or first nominated by the board for election by stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the period shall be deemed to have been a director at the beginning of the two-year period, or

(d) Sale of Assets. Bancorp sells to a third party all or substantially all of Bancorp's assets. For this purpose, sale of all or substantially all of Bancorp's assets includes sale of the shares or assets of the Bank.

      1.2 "Code" means the Internal Revenue Code of 1986, as amended.

     1.3 "Compensation" means both salary and bonus compensation that would be paid to the Executive during a Plan Year

     1.4 "Deferral Account" means the Bank's accounting of the Executive's accumulated Deferrals plus accrued interest.

     1.5 "Deferrals" means the amount of the Executive's Compensation that the Executive elects to defer according to this Agreement.

     1.6 "Disability" means the Executive (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of PremierWest.

      1.7 "Effective Date" means January 1, 2005.

      1.8 "Election Form" means the Form attached as Exhibit 1.

      1.9 "Normal Retirement Age" means the Executive's 65th birthday

      1.10 "Plan Year" means the calendar year.

     1.11 "Termination for Cause" means the definition of termination for cause specified in any employment agreement existing on the date hereof or hereafter entered into between the Executive and the Bancorp or the Bank. If the Executive is not a party to an employment agreement containing a definition of termination for cause, Termination for Cause means the Bank has terminated the Executive's employment for any of the following reasons:

(a) Gross negligence or gross neglect of duties;

(b) Commission of a felony or commission of a misdemeanor involving moral turpitude; or

(c) Fraud, disloyalty or willful violation of any law or significant Bank policy committed in connection with the Executive's employment and resulting in an adverse effect on the Bank.

     1.12 "Termination of Employment" means that the Executive ceases to be employed by the Bank for any reason, voluntary or involuntary, other than by reason of a leave of absence approved by the Bank.

     1.13 "Unforeseeable Emergency" means severe financial hardship resulting from an illness or accident of the Executive, the Executive's spouse or a dependent (as defined in Section 152(a) of the Code), loss of the Executive's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Executive.

Article 2
Deferral Election

      2.1 Initial Election. The Executive shall make an initial deferral election under this Agreement by filing with the Bank a signed Election Form within 30 days after the Effective Date of this Agreement. The Election Form shall set forth the amount of Compensation to be deferred and shall be effective to defer only Compensation earned after the date the Election Form is received by the Bank. In no event can the Executive's Deferrals for any Plan Year exceed 75% of the Executive's Compensation for that Plan Year.

     2.2 Deferral Election Changes. Upon the Bank's approval, the Executive may modify the amount of Compensation to be deferred annually by filing a new Election Form with the Bank prior to the beginning of the Plan Year in which the Compensation is to be deferred. The modified deferral election shall not be effective until the calendar year following the year in which the subsequent Election Form is received and approved by the Bank.

     2.3 Change in Time and Form of Distribution. The timing of a distribution of the Deferral Account may not be accelerated, except as set forth in Section 4.4. Any change which delays the timing of distributions or changes the form of distributions may only be made by a written agreement signed by the Bank and the Executive and only if the following requirements are met:

           2.3.1 Any election to change the time and form of distribution may not take effect until at least 12 months after the date on which the election is made;

           2.3.2 Other than in the event of death, Disability or Unforeseeable Emergency, the first payment with respect to such election must be deferred for a period of at least 5 years from the date such payment otherwise would have been made; and

           2.3.3 Any election related to a payment to be made at a specified time may not be made less than 12 months prior to the date of the first scheduled payment.

Article 3
Deferral Account

     3.1 Establishing and Crediting. The Bank shall establish a Deferral Account on its books for the Executive and shall credit to the Deferral Account the following amounts:

           3.1.1 Deferrals. The portion of the Compensation deferred by the Executive as of the time the Compensation would have otherwise been paid to the Executive

           3.1.2 Interest. At the end of each Plan Year under this Agreement but only until commencement of the benefit payments under this Agreement or until a Change in Control has occurred, interest is to be credited on the account balance at an annual rate equal to the Bank's ROE (return on equity) for that Plan Year, compounded monthly, with a maximum crediting rate of 18% and a minimum credit rate of 7%. In the event the Executive and the Bank do not agree on what the Bank's ROE was for a particular Plan

Year, the Executive and the Bank agree that the ROE shall be derived from the quarterly report of condition filed by the Bank with the Federal Deposit Insurance Corporation under Section 7(a) of the Federal Deposit Insurance Act for the fourth quarter of any year. If a Change in Control has occurred or if benefit payments have commenced, the Bank will not continue to credit interest pursuant to the ROE formula but rather will credit interest at an annual rate of interest, compounded monthly, on the remaining account balance during any applicable installment period, equal to the highest "Prime Rate" as published in the Wall Street Journal's "Money Rates" section. The interest credited each Plan Year shall be determined by reference to the "Prime Rate" as of the last business day of the preceding Plan Year.

     3.2 Statement of Accounts. Within 120 days after the end of each Plan Year, the Bank shall provide to the Executive a statement setting forth the Deferral Account balance.

     3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Executive is a general unsecured creditor of the Bank for the payment of benefits. The benefits represent the mere promise of the Bank to pay such benefits. The Executive's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Executive's creditors.

Article 4
Benefits During Lifetime

     4.1 Normal Retirement Benefit. Upon Termination of Employment following Normal Retirement Age, the Bank shall pay to the Executive the benefit described in this Section 4.1 in lieu of any other benefit under this Agreement.

           4.1.1 Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the date of the Executive's Termination of Employment.

           4.1.2 Payment of Benefit. The Bank shall pay the benefit to the Executive in the form elected by the Executive in the Election Form commencing six months following the date of Termination of Employment. If the Executive elects payment of the benefit as other than a lump sum, the Bank will not continue to credit interest pursuant to the ROE formula of Section 3.1.2 but rather will credit interest at Prime Rate as defined in Section 3.1.2.

     4.2 Early Retirement Benefit. Upon Termination of Employment prior to the Normal Retirement Age for reasons other than death, or Disability, the Bank shall pay to the Executive the benefit described in this Section 4.2 in lieu of any other benefit under this Agreement.

           4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Executive's Termination of Employment.

           4.2.2 Payment of Benefit. The Bank shall pay the benefit to the Executive in the form elected by the Executive in the Election Form commencing at the later of (i) the month following the last cash payment pursuant to Section 11 of the Employment Agreement between the Executive, Bancorp and the Bank dated July 29, 2004 (the "Employment Agreement") is paid by the Bank or Bancorp to the Executive or (ii) six months following Executive's Termination of Employment. If the Executive elects payment of the benefit as other than a lump sum, the Bank will not continue to credit interest pursuant to the ROE formula of Section 3.1.2 but rather will credit interest at Prime Rate as defined in Section 3.1.2.

     4.3 Disability Benefit. In the event of Disability, the Bank shall pay to the Executive the benefit described in this Section 4.3 in lieu of any other benefit under this Agreement.

           4.3.1 Amount of Benefit. The benefit under this Section 4.3 is the Deferral Account balance at the Disability.

           4.3.2 Payment of Benefit. The Bank shall pay the benefit to the Executive in the form elected by the Executive in the Election Form commencing with the month following the Disability. If the Executive elects payment of the benefit as other than a lump sum, the Bank will not continue to credit interest pursuant to the ROE formula of Section 3.1.2 but rather will credit interest at Prime Rate as defined in Section 3.1.2.

     4.4 Hardship Distribution. Upon the Board of Director's determination (following petition by the Executive) that the Executive has suffered an Unforeseeable Emergency, the Bank shall distribute to the Executive all or a portion of the Deferral Account balance as determined by the Bank. The amount distributed may not exceed the amount necessary to satisfy the financial hardship plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Executive's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

Article 5
Death Benefits

     5.1 Death During Active Service. If the Executive dies while in the employment of the Bank, the Bank shall pay to the Executive's beneficiary the Early Retirement Benefit described in Section 4.2.1 commencing the month after the Executive's death, in lieu of any other benefit under this Agreement.

     5.2 Death During Payment of a Benefit. If the Executive dies after any benefit payments have commenced under this Agreement but before receiving all such payments, the Bank shall pay the remaining benefits to the Executive's beneficiary at the same time and in the same amounts they would have been paid to the Executive had the Executive survived.

     5.3 Death After Termination of Employment But Before Benefit Payments Commence. If the Executive is entitled to benefit payments under this Agreement, but dies prior to the commencement of said benefit payments, the Bank shall pay the same benefit payments to the Executive's beneficiary that the Executive was entitled to prior to death except that the benefit payments shall commence on the first day of the month following the date of the Executive's death.

Article 6
Beneficiaries

     6.1 Beneficiary Designations. The Executive shall designate a beneficiary by filing a written designation with the Bank. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and received by the Bank during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate.

     6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Bank may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Bank may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Bank from all liability with respect to such benefit.

Article 7
General Limitations

     7.1 Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement that is in excess of the Executive's Deferrals (i.e. no interest is paid) if Termination of Employment is due to the Executive's actions resulting in Termination for Cause. The Executive's Deferrals shall be paid to the Executive in a manner to be determined by the Bank. No interest shall be credited to the Deferrals during any applicable installment period.

Article 8
Claims and Review Procedures

     8.1 Claims Procedure. A participant or beneficiary ("claimant") who has not received benefits under the Agreement that he or she believes should be paid shall make a claim for such benefits as follows:

           8.1.1 Initiation - Written Claim. The claimant initiates a claim by submitting to the Bank a written claim for the benefits.

           8.1.2 Timing of Bank Response. The Bank shall respond to such claimant within 90 days after receiving the claim. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 90 days by notifying the claimant in writing, prior to the end of the initial 90-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

           8.1.3 Notice of Decision. If the Bank denies part or all of the claim, the Bank shall notify the claimant in writing of such denial. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial,

(b) A reference to the specific provisions of the Agreement on which the denial is based,

(c) A description of any additional information or material necessary for the claimant to perfect the claim and an explanation of why it is needed,

(d) An explanation of the Agreement's review procedures and

the time limits applicable to such procedures, and

(e) A statement of the claimant's right to bring a civil action under ERISA (Employee Retirement Income Security Act of 1974, 29 U.S.C. §1001, et. seq.) Section 502(a) following an adverse benefit determination on review.

     8.2 Review Procedure. If the Bank denies part or all of the claim, the claimant shall have the opportunity for a full and fair review by the Bank of the denial, as follows:

           8.2.1 Initiation - Written Request. To initiate the review, the claimant, within 60 days after receiving the Bank's notice of denial, must file with the Bank a written request for review.

           8.2.2 Additional Submissions - Information Access. The claimant shall then have the opportunity to submit written comments, documents, records and other information relating to the claim. The Bank shall also provide the claimant, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits.

           8.2.3 Considerations on Review. In considering the review, the Bank shall take into account all materials and information the claimant submits relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

           8.2.4 Timing of Bank Response. The Bank shall respond in writing to such claimant within 60 days after receiving the request for review. If the Bank determines that special circumstances require additional time for processing the claim, the Bank can extend the response period by an additional 60 days by notifying the claimant in writing, prior to the end of the initial 60-day period, that an additional period is required. The notice of extension must set forth the special circumstances and the date by which the Bank expects to render its decision.

           8.2.5 Notice of Decision. The Bank shall notify the claimant in writing of its decision on review. The Bank shall write the notification in a manner calculated to be understood by the claimant. The notification shall set forth:

(a) The specific reasons for the denial,

(b) A reference to the specific provisions of the Agreement on which the denial is based,

(c) A statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant (as defined in applicable ERISA regulations) to the claimant's claim for benefits, and

(d) A statement of the claimant's right to bring a civil action under ERISA Section 502(a).

Article 9
Amendments and Termination

     This Agreement may be amended or terminated only by a written agreement signed by the Bank and the Executive. Notwithstanding the foregoing, the Bank may amend or terminate this

Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Executive prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Bank (other than the financial impact of paying the benefits). In no event shall this Agreement be terminated under this section without payment to the Executive of the Deferral Account balance attributable to the Executive's Deferrals and interest credited on such amounts.

Article 10
Miscellaneous

     10.1 Binding Effect. This Agreement shall bind the Executive and the Bank and their beneficiaries, survivors, executors, administrators and transferees.

     10.2 No Guarantee of Employment. This Agreement is not a contract for employment. It does not give the Executive the right to remain an employee of the Bank, nor does it interfere with the Bank's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

     10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     10.4 Tax Withholding. The Bank shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of Oregon, except to the extent the laws of the United States of America otherwise require.

     10.6 Unfunded Arrangement. The Executive and the Executive's beneficiary are general unsecured creditors of the Bank for the payment of benefits under this Agreement. The benefits represent the mere promise by the Bank to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Bank to which the Executive and the Executive's beneficiary have no preferred or secured claim.

     10.7 Reorganization. The Bank shall not merge or consolidate into or with another bank, or reorganize, or sell substantially all of its assets to another bank, firm, or person unless such succeeding or continuing bank, firm, or person agrees to assume and discharge the obligations of the Bank under this Agreement. Upon the occurrence of such event, the term "Bank" as used in this Agreement shall be deemed to refer to the successor or survivor bank.

     10.8 Entire Agreement. This Agreement constitutes the entire agreement between the Bank and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Agreement other than those specifically set forth herein.

     10.9 Administration. The Bank shall have powers which are necessary to administer this Agreement, including but not limited to:

(a) Interpreting the provisions of the Agreement;

(b) Establishing and revising the method of accounting for the Agreement;

(c) Maintaining a record of benefit payments; and

(d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

     10.10 Named Fiduciary. For purposes of the Employee Retirement Income Security Act of 1974, if applicable, the Bank shall be the named fiduciary and plan administrator under this Agreement. The named fiduciary may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

     IN WITNESS WHEREOF, the Executive and a duly authorized Bank officer have signed this Agreement.

Bank:
PremierWest Bank
Executive:
/s/ John L. Anhorn	By: /s/ Patrick G. Huycke
John L. Anhorn	Patrick G. Huycke
Chairman of Compensation Committee

     EXHIBIT 1
to PremierWest Bank
2005 EXECUTIVE DEFERRED COMPENSATION AGREEMENT

DEFERRAL ELECTION

I elect to defer my Compensation pursuant to this Agreement with the Bank, as follows:

Amount of Deferral	Duration
[Initial and Complete one]	[Initial One]
____I elect to defer ____%of my	____One Year only
Compensation annually.	____For ____ [Insert Number] Years
____I elect to defer $ ____ of my	____One Year only
Compensation annually.	____Until Termination of Employment
____I elect not to defer any of my	____Until ________________, ________ (Date)
Compensation.

I understand that I may change the amount of my deferrals by filing a new election form with the Bank; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received and accepted by the Bank.

FORM OF DISTRIBUTION

I elect to have the benefits under the Agreement distributed to me in the following form:

[Initial One]

___ Lump Sum

___ Equal monthly installments for One Hundred Twenty (120) months

I understand that I may not change the form and timing of distribution elected without written approval of the Board of Directors of the Bank and that any change in the time and form of distribution must be in compliance with Section 2.3 of the Agreement.

Signature: __________________________                      Date: ______________________
                   John L. Anhorn

Received by the Bank this _________ day of ___________________ , ______________.

By: _______________________________

Title: ______________________________

BENEFICIARY DESIGNATION

for
PremierWest Bank
2005 EXECUTIVE DEFERRED COMPENSATION AGREEMENT

I designate the following as beneficiary of benefits under this Agreement payable following my death:

Primary:

___________________________________________________________________________

Contingent:

___________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with the Bank. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature: __________________________
                   John L. Anhorn

Date: _____________________________

Received by the Bank this _________ day of ___________________ , ______________.

By: _______________________________

Title: ______________________________

PremierWest Bank

AMENDMENT TO
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AGREEMENT (SERP)

     This Amendment dated December 27, 2004 amends the Supplemental Executive Retirement Plan Agreement (SERP) between PremierWest Bank (the "Bank") and John L. Anhorn (the "Executive") dated July 29, 2004 (the "SERP Agreement").

     The parties have agreed to the following amendments to the SERP Agreement to conform the SERP Agreement to the new rules governing deferred compensation plans under the American Jobs Creation Act of 2004:

1. Section 2.1.2 is amended in its entirety to read:

     "2.1.2 Payment of Benefit. The payment of the benefits under this Section 2.1 shall begin six months after Termination of Employment. The Bank shall pay the annual benefit to the Executive in 12 equal monthly installments on the first day of each month. The annual benefit shall be paid to the Executive for 15 years."

2. Section 2.3.2 is amended in its entirety to read:

     "2.3.2 Payment of Benefit. The payment of the benefits under this Section 2.3 shall begin six months after Termination of Employment. The Bank shall pay the annual benefit to the Executive in 12 equal monthly installments on the first day of each month. The annual benefit shall be paid to the Executive for 15 years."

3. Section 2.4.2 is amended in its entirety to read:

     "2.4.2 Payment of Benefit. The payment of the benefits under this Section 2.4 shall begin six months after Termination of Employment. The Bank shall pay the annual benefit to the Executive in 12 equal monthly installments on the first day of each month. The annual benefit shall be paid to the Executive for 15 years."

4. Section 3.4 shall be deleted.

5. Section 7.1 shall be amended in its entirety to read:

     "7.1 Amendments and Termination. This Agreement may be amended or terminated only by a written agreement signed by the Bank and the Executive. Notwithstanding the foregoing, the timing of a distribution of the Deferral

Account may not be accelerated. Any change which delays the timing of distributions or changes the form of distributions may only be changed by a written agreement signed by the Bank and the Executive if the following requirements are met:

7.1.1 Any agreement to change the timing and form of distribution may not take effect until at least 12 months after the date on which the agreement is made;

7.1.2 Other than in the event of death, the first payment with respect to such agreement must be deferred for a period of at least 5 years from the date such payment otherwise would have been made; and

7.1.3 Any agreement to change the timing of payments which are to be made at a specified time may not be made less than 12 months prior to the date of the first scheduled payment.

6. Except as specifically amended herein, the SERP Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

Executive:	Bank: PremierWest Bank

/s/ John L. Anhorn	By: /s/ Patrick G. Huycke
John L. Anhorn	Patrick G. Huycke
Chairman of the Compensation Committee

PREMIERWEST BANCORP

AMENDMENT TO EMPLOYMENT AGREEMENT
FOR JOHN ANHORN

This Amendment dated effective December 27, 2004 amends the Employment Agreement by and among PremierWest Bancorp, PremierWest Bank, and John Anhorn dated July 29, 2004 (the "Employment Agreement").

1. Section 9.3 of the Employment Agreement is amended in its entirety to read:

     "9.3 Retiree Health Insurance. Executive shall be entitled to retiree health care coverage for himself and his spouse as follows: (1) until Executive and his spouse, respectively, reach the eligible age for Medicare, the retiree health care coverage for each shall be substantially similar to coverage maintained for PremierWest employees and (2) after Executive and his spouse, respectively, reach the eligible age for Medicare, for the life of Executive and his spouse, respectively, PremierWest will provide Medicare Supplemental Insurance comparable to the best of such policies offered by a major insurance carrier in the market area."

2. Except as specifically set forth herein, the Employment Agreement as previously executed shall continue in full force and effect as written.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

PREMIERWEST BANCORP	EXECUTIVE

By: /s/ Patrick G. Huycke
Patrick G. Huycke
Chairman of the Compensation Committee	/s/ John Anhorn
John Anhorn

PREMIERWEST BANK

By: /s/ Patrick G. Huycke
Patrick G. Huycke
Chairman of the Compensation Committee

PREMIERWEST BANK
2005 DIRECTOR DEFERRED COMPENSATION AGREEMENT

     THIS AGREEMENT is made December 27, 2004 by and among PremierWest Bank, an Oregon-chartered bank (the "Bank") and Thomas Becker (the "Director") and is effective January 1, 2005.

INTRODUCTION

     To encourage the Director to remain a director of PremierWest Bancorp ("Bancorp") and of the Bank, the Bank is willing to provide to the Director an opportunity to defer receipt of director fees. The Bank will pay the Director's benefit under this Agreement from the Bank's general assets.

AGREEMENT

     The Director and the Bank agree as follows:

Article 1
Definitions

     Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

     1.1 "Cause" means:

(a) A breach of the Director's fiduciary duties to the Bank or Bancorp;

(b) An intentional violation of any law or significant policy of the Bank or Bancorp, which violation could reasonably be expected to have a material adverse effect on the Bank or Bancorp; or

(c) Conviction of the Director for a any felony or for a misdemeanor involving moral turpitude.

(d) An order by an applicable regulatory authority that the Director be removed from office.

     1.2 "Change in Control" means any of the following events occur:

(a) Merger. Bancorp merges into or consolidates with another corporation, or merges another corporation into Bancorp, and as a result less than 50% of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were the holders of Bancorp's voting securities immediately before the merger or consolidation. For purposes of this Agreement, the term "person" means an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or other entity; or

(b) Sale of Assets. Bancorp sells to a third party all or substantially all of Bancorp's assets. For this purpose, sale of all or substantially all of Bancorp's assets includes sale of the shares or assets of the Bank.

     1.3 "Code" means the Internal Revenue Code of 1986, as amended.

1

     1.4 "Compensation" means director fees that would be paid to the Director during a Plan Year.

     1.5 "Deferral Account" means the Bank's accounting of the Director's accumulated Deferrals plus accrued interest.

     1.6 "Deferrals" means the amount of the Director's Compensation that the Director elects to defer according to this Agreement.

     1.7 "Disability" means the Director is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

     1.8 "Effective Date" means January 1, 2005.

     1.9 "Election Form" means the form attached as Exhibit 1.

     1.10 "Plan Year" means the calendar year.

     1.11 "Termination for Cause" means the Director ceases to be a director of the Bank or Bancorp after (i) having been removed from office or threatened with removal pursuant to a directive of any applicable regulatory authority; (ii) having been removed from office by a vote of shareholders at a special meeting thereof called for the purpose of such removal on the basis that Cause exists; or (iii) having failed to receive the nomination by the Bancorp's Board of Directors for re-election following a determination by the affirmative vote by at least 75% of the directors on the Board of Directors (with the Director abstaining from voting) that Cause exists. Prior to the board meeting at which such determination is made that Cause exists, each director shall be given notice of the grounds for alleged Cause. The Director shall be given the notice at least 48 hours prior to the meeting and Director and Director's counsel (if Director chooses to have counsel present) shall have a reasonable opportunity to be heard at the meeting.

     1.12 "Unforeseeable Emergency" means severe financial hardship resulting from an illness or accident of the Director, the Director's spouse or a dependent (as defined in Section 152(a) of the Code), loss of the Director's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Director.

Article 2
Deferral Election

     2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Bank a signed Election Form within 30 days after the Effective Date of this Agreement. The Election Form shall set forth the amount of Compensation to be deferred and shall be effective to defer only Compensation earned after the date the Election Form is received by the Bank.

     2.2 Election Changes. Upon the Bank's approval, the Director may modify the amount of Compensation to be deferred annually by filing a new Election Form with the Bank prior to the beginning of the Plan Year in which the Compensation is to be deferred. The modified deferral election shall not be effective until the calendar year following the year in which the subsequent Election Form is received and approved by the Bank.

2

     2.3 Change in Time and Form of Distribution. The timing of a distribution of the Deferral Account may not be accelerated except as set forth in Section 4.3. Any change which delays the timing of distributions or changes the form of distributions may only be made by a written agreement signed by the Bank and the Executive and only if the following requirements are met:

2.3.1 Any election to change the time and form of distribution may not take effect until at least 12 months after the date on which the election is made; and

2.3.2 Other than in the event of death, Disability or Unforeseeable Emergency, the first payment with respect to such election must be deferred for a period of at least 5 years from the date such payment otherwise would have been made.

2.3.3 Any election related to a payment to be made at a specified time may not be made less than 12 months prior to the date of the first scheduled payment

Article 3
Deferral Account

     3.1 Establishing and Crediting. The Bank shall establish a Deferral Account on its books for the Director and shall credit to the Deferral Account the following amounts:

3.1.1 Deferrals. The portion of the Compensation deferred by the Director as of the time the Compensation would have otherwise been paid to the Director.

3.2.3 Interest. At the end of each Plan Year under this Agreement, but only until a Change in Control has occurred or until commencement of the benefit payments under this Agreement, interest is to be credited on the account balance at an annual rate equal to the Bank's ROE (return on equity) for that Plan Year, compounded monthly, with a maximum crediting rate of 18% and a minimum credit rate of 7%. In the event the Director and the Bank do not agree on what the Bank's ROE was for a particular Plan Year, the Director and the Bank agree that the ROE shall be derived from the quarterly report of condition filed by the Bank with the Federal Deposit Insurance Corporation year under Section 7(a) of the Federal Deposit Insurance Act for the fourth quarter of any year. If a Change in Control has occurred or payments have commenced, the Bank will not continue to credit interest pursuant to the ROE formula but rather will credit interest at an annual rate of interest, compounded monthly, on the remaining account balance during any applicable installment period, equal to the highest "Prime Rate" as published in the Wall Street Journal's "Money Rates" section. The interest credited each Plan Year shall be determined by reference to the "Prime Rate" as of the last business day of the preceding Plan Year.

     3.2 Statement of Accounts. Within 120 days after the end of each Plan Year, the Bank shall provide to the Director a statement setting forth the Deferral Account balance.

     3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Bank for the payment of benefits. The benefits represent the mere promise of the Bank to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

3

Article 4
Payment of Benefit

     4.1 Normal Payment. The Deferral Account balance is payable to the Director commencing six months following Termination of Services in the form elected by the Director in the Election Form.

     4.2 Death or Disability Payment. In the event of the Director's death or Disability, the Deferral Account balance is payable to the Director commencing the month after death or Disability.

     4.3 Hardship Distribution. Upon the Board of Director's determination (following petition by the Director) that the Director has suffered an Unforeseeable Emergency, the Bank shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Bank. The amount distributed may not exceed the amount necessary to satisfy the financial hardship plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Director's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

Article 5
Death Benefit

     In the event of the Director's death before all benefit payments have been made under this Agreement, the Bank shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

Article 6
Beneficiaries

     6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Bank. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and received by the Bank during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's estate.

     6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Bank may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Bank may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Bank from all liability with respect to such benefit.

Article 7
Termination for Cause

     Notwithstanding any provision of this Agreement to the contrary, the Bank shall not pay any benefit under this Agreement that is in excess of the Director's Deferrals (i.e. no interest is paid) if the Director's service ends as a result of Termination for Cause or the Director's service is voluntarily terminated under any circumstances in which the Bancorp's Board of Directors determines that Cause exists. Under such circumstances, the Director's Deferrals shall be paid to

4

the Director in a manner to be determined by the Bank.

Article 8
Amendments and Termination

     This Agreement may be amended or terminated only by a written agreement signed by the Bank and the Director. Notwithstanding the foregoing, the Bank may amend or terminate this Agreement at any time if, pursuant to legislative, judicial or regulatory action, continuation of the Agreement would (i) cause benefits to be taxable to the Director prior to actual receipt, or (ii) result in significant financial penalties or other significantly detrimental ramifications to the Bank (other than the financial impact of paying the benefits). In no event shall this Agreement be terminated under this section without payment to the Director of the Deferral Account balance attributable to the Director's Deferrals and interest credited on such amounts.

Article 9
Miscellaneous

     9.1 Binding Effect. This Agreement shall bind the Director and the Bank and their beneficiaries, survivors, executors, administrators and transferees.

     9.2 No Guarantee of Continued Position. This Agreement is not a contract for employment, nor does it entitle the Director to remain a director of the Bank or Bancorp. It also does not require the Director to remain a director nor interfere with the Director's right to resign at any time.

     9.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

     9.4 Tax Withholding. The Bank shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

     9.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of Oregon, except to the extent the laws of the United States of America otherwise require.

     9.6 Unfunded Arrangement. The Director and the Director's beneficiary are general unsecured creditors of the Bank for the payment of benefits under this Agreement. The benefits represent the mere promise by the Bank to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Bank to which the Director and the Director's beneficiary have no preferred or secured claim.

     9.7 Reorganization. The Bank shall not merge or consolidate into or with another bank, or reorganize, or sell substantially all of its assets to another bank, firm, or person unless such succeeding or continuing bank, firm, or person agrees to assume and discharge the obligations of the Bank under this Agreement. Upon the occurrence of such event, the term "Bank" as used in this Agreement shall be deemed to refer to the successor or survivor bank.

     9.8 Entire Agreement. This Agreement constitutes the entire agreement between the Bank and the Director as to the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

     9.9 Administration. The Bank shall have powers which are necessary to administer

5

this Agreement, including but not limited to:

(a) Interpreting the provisions of the Agreement;

(b) Establishing and revising the method of accounting for the Agreement;

(c) Maintaining a record of benefit payments; and

(d) Establishing rules and prescribing any forms necessary or desirable to administer the Agreement.

IN WITNESS WHEREOF, the Director and a duly authorized Bank officer have signed this Agreement.

Director:	PremierWest Bank

/s/ Thomas Becker	By: /s/ John Anhorn
Thomas Becker	John Anhorn
Chief Executive Officer

6

EXHIBIT 1
 to PremierWest Bank
2005 DIRECTOR DEFERRED COMPENSATION AGREEMENT

DEFERRAL ELECTION

I elect to defer my Compensation pursuant to this Agreement with the Bank, as follows:

Amount of Deferral	Duration
[Initial and Complete one]	[Initial One]
____I elect to defer ____%of my	____One Year only
Compensation annually.	____For ____ [Insert Number] Years
____I elect to defer $ ____ of my	____One Year only
Compensation annually.	____Until Termination of Employment
____I elect not to defer any of my	____Until ________________, ________ (Date)
Compensation.

I understand that I may change the amount of my deferrals by filing a new election form with the Bank; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received and accepted by the Bank.

FORM OF DISTRIBUTION

I elect to have the benefits under the Agreement distributed to me in the following form:

[Initial One]

___ Lump Sum

___ Equal monthly installments for One Hundred Twenty (120) months

___ Other (describe)

I understand that I may not change the form or timing of distribution elected without written approval of the Board of Directors of the Bank and that any change in the time and form of distribution must be in compliance with Section 2.3 of the Agreement.

Signature: __________________________                                 Date: ______________________
                   Thomas Becker

Received by the Bank this _________ day of ___________________ , ______________.

By: _______________________________

Title: ______________________________

7

BENEFICIARY DESIGNATION

for
PremierWest Bank
2005 DIRECTOR DEFERRED COMPENSATION AGREEMENT

I designate the following as beneficiary of benefits under this Agreement payable following my death:

Primary:

___________________________________________________________________________

Contingent:

___________________________________________________________________________

Note: To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with the Bank. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Signature: __________________________                                 Date: ______________________
                   Thomas Becker

Received by the Bank this _________ day of ___________________ , ______________.

By: _______________________________

Title: ______________________________

8

PREMIERWEST BANK

Continuing Benefits Agreement

     This Continuing Benefits Agreement (this "Agreement") dated December 27, 2004, by and between PremierWest Bank (the "Bank") and Thomas Becker, a director of PremierWest ("Director"), and joined into by the parent holding company of the Bank, PremierWest Bancorp ("PremierWest") is effective January 1, 2005.

WHEREAS, the Board of Directors, after due consideration and upon the recommendation of the Compensation Committee, has determined it to be necessary and appropriate to provide to its directors the benefits set forth herein as part of the compensation afforded to directors of PremierWest;

WHEREAS, the above-named Director has provided, and is expected to continue to provide, valuable services as a director of the Bank and of PremierWest; and

WHEREAS, the Bank desires to retain the services of such Director and to provide incentives to continue to serve as a director of the Bank and PremierWest,

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Director shall receive the following benefits in addition to such other compensation and benefits as may be from time to time determined by the Board of Directors:

1.1. Subject to such limitations as may be set forth in any applicable insurance policy, the Director and the Director's spouse shall, be entitled to participate in, and be covered by, all group medical, dental, vision and accidental death and dismemberment insurance programs offered by the Bank or PremierWest and made generally available to its employees (the "PremierWest Insurance Programs"). Subject to the terms and conditions of such programs applicable to all participants, the Director may elect to include the Director's dependent children as participants. Except as provided in Section 1.2, the Director shall pay the cost of, or reimburse the Bank or PremierWest for, premiums for PremierWest Insurance Programs.

1.2. Subject to Section 2 hereof, following termination of the Director's service as a director of the Bank or PremierWest, until the Director or the Director's spouse, respectively, reaches the age of 65, and subject to such limitations as may be set forth in any applicable insurance policy, at the expense of the Bank or PremierWest, the Director and the Director's spouse shall be entitled to participate in any PremierWest Insurance Programs. Subject to the terms and conditions of such programs applicable to all participants, at the Director's or the Director's spouse's expense, the Director or the Director's spouse may elect to include the Director's dependent children as participants. Following termination of the Director's service as a director of the Bank or PremierWest, the Director and the Director's spouse, respectively, shall, at the Bank's or PremierWest's expense, be entitled to participate in, and be covered by, a Medicare Supplemental Insurance policy, comparable to the best of such policies offered by a

1

major insurance carrier in the Bank's market area, from the age of 65 for the remainder of the life of the Director or the Director's spouse, respectively.

1.2.1. The Director (or the Director's spouse if the Director is deceased) may, at the first open enrollment period following termination of service as a director of the Bank or PremierWest, elect to continue participation in such insurance programs (if previously covered), enroll in such insurance programs or decline participation. The Director acknowledges that if Director is not participating in such insurance programs at the time of termination, enrollment may not be available until the next annual open enrollment period and that the Director may not have coverage for some period of time following termination of service.

1.2.2. If the Director (or the Director's spouse) declines to participate (for example by reason of duplicative coverage through another source), the Director (or the Director's spouse if the Director is deceased) may, at any open enrollment period thereafter, elect to participate in such comparable insurance programs of the Bank or PremierWest as may be in effect at that time.

1.2.3. If the Director (or the Director's spouse) elects to participate in such insurance programs, the Director (or the Director's spouse) may, at any time thereafter, elect to terminate participation, but shall have no further right to re-enroll.

1.2.4. If the Director or the Director's spouse has declined or terminated participation, or been ineligible to participate in such insurance programs, the Director (or, if the Director is then deceased, the Director's spouse), shall be entitled to receive on a monthly basis a cash payment in the amount of one-twelfth (1/12) of the annual premiums the Bank or PremierWest would have paid for the Director and/or the Director's spouse for any PremierWest Insurance Programs or Medicare Supplemental Insurance, as appropriate, under the Section 1.2 of this Agreement. All payments with respect to the cost of premiums associated with the Director and the Director's spouse shall cease upon the death of the Director and the Director's spouse, respectively.

2. If the following conditions are satisfied, the Director shall be entitled to the benefits described in Section 1.2 hereof:

2.1. The Director is not entitled to any compensation or other benefit from the Bank or PremierWest upon the Director's retirement from service as a director which results from prior service as a director of any bank or financial institution that was acquired, through merger or otherwise, by the Bank or PremierWest; and

2.2. The Director shall have retired from the Board of Directors of the Bank or PremierWest and Termination for Cause shall not exist; and

2.3. One of the following additional conditions applies:

2.3.1. The Director shall have served a minimum of ten (10) years as a director of the Bank or PremierWest, including any service as a director of any bank or other

2

financial institution that was acquired, through merger or otherwise, by the Bank or PremierWest; provided that if the Director previously served as a director of any bank or other financial institution that was so acquired, and unless prevented by death or disability, the Director shall have served not less than two years as a director of the Bank or PremierWest following such acquisition; or

2.3.2. The Director had served at least five (5) years as a director of the Bank or PremierWest, including service as a director of any bank or other financial institution acquired, by merger or otherwise, and the Director's service as a director of the Bank or PremierWest is terminated solely as a result of a Change of Control of the Bank or PremierWest.

3. Notwithstanding any other provisions in this Agreement, if at any time the Director or the Director's spouse is ineligible to participate in the insurance programs described in Section 1.1 or 1.2 hereof, the Bank and PremierWest shall have no other obligation than as described in Section 1.2.4, and shall not be obligated to provide insurance benefits or be liable for the cost of any alternative benefits, including direct medical expenses or other costs.

4. The Director and the Director's spouse shall be solely responsible for any federal or state tax liability for benefits the Director or the Director's spouse receives under this Agreement.

5. Definitions

5.1. "Cause" shall mean:

5.1.1. A breach of the Director's fiduciary duties to the Bank or PremierWest;

5.1.2. An intentional violation of any law or significant policy of the Bank or PremierWest, which violation could reasonably be expected to have a material adverse effect on the Bank or PremierWest;

5.1.3. Conviction of the Director for a felony or for a misdemeanor involving moral turpitude; or

5.1.4. An order by an applicable regulatory authority that the Director be removed from office.

5.2. "Change of Control" means

5.2.1. any merger, consolidation, share exchange, reorganization or other corporate transaction involving PremierWest that results in the shareholders of PremierWest immediately preceding such transaction holding, following such transaction, less than 50% of the voting power of the entity surviving such transaction;

5.2.2. the acquisition by any person (as defined under Section 13(d) of the Securities Exchange Act of 1934) of 25% or more of the outstanding voting securities of PremierWest, followed by a change in the majority of the directors over the objection of, or without the recommendation of, the incumbent Board of Directors,

3

acting as a whole. For purposes of this section 5.2, "Board of Directors" means:

(i) the group of persons serving as directors of PremierWest as of the date of this Agreement, and

(ii) any person who thereafter becomes a director upon the recommendation or nomination by a majority of the Board of Directors for election by the shareholders, or any director appointed at the direction of any appropriate state or federal supervisory agency.

5.3. "Retirement" means voluntary termination of service as a director, but shall also include death of the Director while in office.

5.4. "Termination for Cause" means the Director ceases to be a director of the Bank or PremierWest after (i) having been removed from office or threatened with removal pursuant to a directive of any applicable regulatory authority; (ii) having been removed from office by a vote of shareholders at a special meeting thereof called for the purpose of such removal on the basis that Cause exists; or (iii) having failed to receive the nomination by the Board of Directors for re-election following a determination by the affirmative vote by at least 75% of the directors on the Board of Directors (with the Director abstaining from voting) that Cause exists. Prior to the board meeting at which such determination is made that Cause exists, each director shall be given notice of the grounds for alleged Cause. The Director shall be given the notice at least 48 hours prior to the meeting and Director and Director's counsel (if Director chooses to have counsel present) shall have a reasonable opportunity to be heard at the meeting.

6. General Provisions.

6.1. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by Oregon law.

6.2. Saving Provision. If any part of this Agreement is held to be unenforceable, it shall not affect any other part. If any part of this Agreement is held to be unenforceable as written, it shall be enforced to the maximum extent allowed by applicable law.

6.3. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

6.4. Entire Agreement. This Agreement constitutes the sole agreement of the parties, and supersedes all prior oral and written agreements regarding the specific benefits to be provided hereunder.

6.5. Waiver; Amendment. No waiver of any provision of this Agreement shall be valid unless in writing, signed by the party against whom the waiver is sought to be enforced. The waiver of any breach of this Agreement or failure to enforce any provision of this Agreement shall not constitute a waiver of any subsequent breach. This Agreement may only be amended by a writing signed by the parties.

4

6.6. Assignment. The Director shall not assign or transfer any of Director's rights pursuant to this Agreement, wholly or partially, to any other person. The rights and obligations of the Bank and PremierWest under this Agreement shall inure to the benefit of and be binding in each and every respect upon the direct and indirect successors and assigns of the Bank and PremierWest, as the case may be, regardless of the manner in which the successors or assigns succeed to such interests or assets.

6.7. Attorney Fees. If any suit or action is filed by any party to enforce this Agreement or otherwise with respect to the subject matter of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees incurred in preparation or in prosecution or defense of such suit or action as fixed by the trial court, and if any appeal is taken from the decision of the trial court, reasonable attorney fees as fixed by the appellate court.

7. Advice of Counsel. The Director acknowledges that, in executing this Agreement, the Director has had the opportunity to seek the advice of independent legal counsel, and has read and understood all of the terms and provisions of this Agreement. This Agreement shall not be construed against any party by reason of the drafting or preparation hereof.

This Agreement is effective as of January 1, 2005.

DIRECTOR	PREMIERWEST BANK

/s/ Thomas Becker	By:	/s/ John L. Anhorn
Thomas Becker		John L. Anhorn
Chief Executive Officer

Joined into by:	PREMIERWEST BANCORP

	By:	/s/ John L. Anhorn
John L. Anhorn
Chief Executive Officer

5